Federated Short-Term Income Fund

A Portfolio of Federated Income Securities Trust

CLASS A SHARES (TICKER FTIAX)

SUPPLEMENT TO PROSPECTUS DATED June 30, 2010

Under the heading entitled “Payments to Financial Intermediaries,” please delete the sub-section entitled “FRONT-END SALES CHARGE REALLOWANCES” and replace it with the following:

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $250,000	1.00%
$250,000 or greater	0.00%

May 2, 2011

Federated Short-Term Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450835 (5/11)